united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

ANNUAL REPORT

# THE BIONDO FOCUS FUND

## ANNUAL REPORT
## DECEMBER 31, 2018

**1-800-672-9152**
**www.thebiondogroup.com**

**Distributed by Northern Lights Distributors, LLC**
**Member FINRA**

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.thebiondogroup.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Fellow Shareholders,

Happy New Year! We hope that your holiday season was wonderful and wish you all the best for a happy and healthy 2019. As we typically do in our annual shareholder letter, we will reflect on 2018 and share our insights for this year and beyond.

The fourth quarter of 2018 turned out to be quite abysmal for equity markets around the globe. The US markets suffered their first severe correction since 2015-16, while International markets continued to perform poorly as they had throughout much of the year. For the fourth quarter of 2018, the S&P 500 Index declined -13.52% while the Bloomberg World Index fell -13.11%. In the US, Value outperformed Growth for the quarter, with the Russell 1000 Value Index down -11.73% as compared to the Russell 1000 Growth Index declining by -15.88%. The only positive asset class in the quarter were Bonds, with the Barclays Aggregate Bond Index appreciating by 0.40%. Suffice it to say that it was a quarter many investors would like to forget.

The full year results presented more mixed results. International equity markets declined for the full year, with the Bloomberg World Index down -11.65% for 2018. US markets fared better but still were negative, with the S&P 500 Index down -4.38% for the full year. As we noted during the course of the year, Growth outperformed Value in 2018, as evidenced by the Russell 1000 Growth Index down -1.52% while the Russell 1000 Value Index declined -8.28% in 2018. Leaving little for shelter, bonds were also down in 2018, with the Barclays Aggregate Bond Index down -5.04% in 2018.

During the year, we merged the Biondo Growth Fund into the Biondo Focus Fund. The combined Biondo Focus Fund had a solid year with a return of 6.34%. This return is after the deduction of fees. We are very pleased that the Focus Fund outperformed the S&P 500 for the year and also provided positive performance in 2018 in a down year for our benchmark.

The Fund benefited from strong performances from many of our holdings such as Abiomed, Square, Illumina, Intuitive Surgical, Mastercard and Exact Sciences. There were a few major detractors from performance that affected the Fund. Celgene was down due to a perceived slowdown in growth, and Diamondback Energy sold off due to weakness in the oil markets. Facebook faced problems regarding privacy issues and a decline in usage.

Significant purchases in the year include Align Technology, maker of the Invisalign dental appliance, Intercept Pharmaceutical, a biotech firm focusing on research for fatty liver disease, Silicon Valley Bank, a financial services firm lending to high-tech companies, and Amazon, a major E-Commerce company. We sold positions in several companies, including Diamondback Energy, Schlumberger, Core Labs, Alibaba and Facebook.

During the fourth quarter, investors seemed to be grappling with the same issues that were largely ignored in the earlier part of the year – mainly the trade war and rising interest rates. While there are other concerns – like the current government shutdown and an earnings slowdown, it appears to us that trade and rates have been at the forefront. These two issues seem difficult to segregate from each other – investors are concerned that the trade war will slow the economy and reduce corporate profits. The Federal Reserve seems to believe that the economy is performing well and has continued to hike rates. A slowing economy with rising rates is less than ideal from an investor’s standpoint.

We are treating this environment as a severe, yet normal correction. In the early weeks of January, equity markets have shown signs of life and have had positive returns. Our expectation is that markets will likely advance and retreat for a while. While every environment is different, it is fairly typical after a severe correction like we have recently experienced for the markets to retest the lows at least once in the ensuing few weeks to few months. Thus, investors must remain patient and diligent as the markets find balance.

As we write, earnings season has begun and the first quarter is typically accompanied by more price volatility. As each company reports for the fourth quarter and full year 2018, most companies will also provide some guidance for the coming year in terms of revenue and earnings expectations. While this earnings season may be more muted than normal given the severity of the recent correction, we are typically able to glean some valuable information – both the actual news from each company and the market reaction to each report. Our process incorporates both and it is not uncommon for us to realign the portfolio during these periods. This can lead to more portfolio activity – reducing or increasing exposure to existing positions and/or adding new positions.

As we embark on 2019, we remain focused on the primary drivers of investment returns – corporate earnings and valuations. While expectations are for earnings growth to slow relative to 2018, prices have adjusted severely and markets are still anticipating positive earnings growth. Because earnings growth was strong in 2018 and markets were down, valuations have become more attractive relative to this time last year. To put figures to it – a year ago the S&P 500 traded at roughly 19 times forward earnings and today we are at about 14 times forward earnings. Thus, we have had a 6% correction in price in the past year, while valuations have become about 20% more attractive. Should earnings growth remain positive, this likely sets up for better returns this year.

Much of the above will be dictated by the outcomes of the aforementioned main market concerns. Will we get a trade deal done with China? While we can make a case that both sides have a very vested interest in doing so, only time will tell. Will the Fed continue to raise interest rates in 2019? Again, while we can make arguments both for and against such action, time will tell. Finally, will corporate earnings grow, even if more modestly than last year? These seem to be the questions that markets will grapple with throughout 2019. From our point of view, markets had largely priced in negative outcomes for all of these questions while at the lows of 2018, thus any positive developments on any of these fronts will likely buoy markets in 2019.

We remain confident that exposure to equity markets provide the best way to access global growth opportunities over time. As our team continues to find what we determine to be great business at attractive valuations, we plan to make long-term investments in these companies on your behalf. We are always committed to adjusting to an ever-changing landscape, performing sound research and exercising common sense. As we begin this year, we believe we are well positioned in many excellent businesses and are excited at the opportunity to find and invest in some new and exciting companies.

As always, we appreciate the trust and confidence that you have placed in us. Best wishes for a happy, healthy and prosperous 2019.

Very Truly Yours,

Joseph P. Biondo	Joseph R. Biondo

Chief Executive Officer	Founder, Senior Portfolio Manager

Sources: Index Returns – Bloomberg, Fund Returns – Gemini Fund Services, Winners & Losers – Bloomberg, Buys & Sells – Biondo Trading Records

1041-NLD-1/30/2019

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmarks:

			Annualized
		Annualized	Inception**-
	One Year	Five Year	December 31, 2018
The Biondo Focus Fund – Investor Shares	6.34%	7.64%	8.27%
Dow Jones Industrial Average Total Return Index	(3.48)%	9.70%	12.00%
S&P 500 Total Return Index	(4.38)%	8.49%	11.39%

Comparison of the Change in Value of a $10,000 Investment ***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Investor Class returns are calculated using the traded NAV on December 31, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s May 1, 2018 prospectus, the Fund’s total annual operating expense ratio before waivers is 2.76%. Shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Inception date is March 17, 2010.

The Dow Jones Industrial Average Total Return Index represents large and well-known U.S. companies and covers all industries with the exception of Transportation and Utilities. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

The Fund’s top sectors are as follows, as of December 31, 2018:

Sectors	% of Net Assets	Sectors	% of Net Assets
Healthcare - Products	20.2%	Medical Instruments	6.5%
Biotechnology	12.9%	Banks	4.1%
Diversified Financial Services	10.0%	Commercial Services	4.0%
Computers	7.7%	Apparel	3.1%
Internet	6.9%	Other, Cash & Cash Equivalents	24.6%
			100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 1.4%
	EQUITY FUNDS - 1.4%
5,000	ProShares Ultra QQQ ETF	$335,950
5,000	ProShares Ultra S&P 500 ETF	464,100
	TOTAL EQUITY FUNDS (Cost - $738,580)	800,050

	COMMON STOCK & WARRANTS - 75.4%
	APPAREL - 3.1%
50,000	Under Armour, Inc. - Class A Shares *	883,500
12,500	VF Corp.	891,750
		1,775,250
	BANKS - 4.1%
100,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19	1,280,000
14,999	SB One Bancorp	306,580
4,000	SVB Financial Group *	759,680
		2,346,260
	BIOTECHNOLOGY - 12.9%
19,500	Celgene Corp. * +	1,249,755
45,000	Exact Sciences Corp. *	2,839,500
2,500	Regeneron Pharmaceuticals, Inc. *	933,750
13,500	Vertex Pharmaceuticals, Inc. *	2,237,085
		7,260,090
	COMMERCIAL SERVICES - 4.0%
40,000	Square, Inc. *	2,243,600

	COMPUTERS - 7.7%
27,500	Apple, Inc. ^	4,337,850

	DIVERSIFIED FINANCIAL SERVICES - 10.0%
30,000	MasterCard, Inc. - Class A ^	5,659,500

	HEALTHCARE - PRODUCTS - 20.2%
12,000	ABIOMED, Inc. *	3,900,480
5,000	Align Technology, Inc. *	1,047,150
13,500	Intuitive Surgical, Inc. * ^	6,465,420
		11,413,050
	INTERNET - 6.9%
2,500	Alphabet, Inc. - Class A * +	2,612,400
850	Amazon.com, Inc. *	1,276,674
		3,889,074
	MEDICAL INSTRUMENTS - 6.5%
12,250	Illumina, Inc. * ^	3,674,142

	TOTAL COMMON STOCK & WARRANTS (Cost - $22,903,235)	42,598,816

	SHORT-TERM INVESTMENT - 22.2%
	MONEY MARKET FUND - 22.2%
12,558,504	Dreyfus Treasury Prime Cash Management - Institutional Class, 2.20% ^ ** (Cost - $12,558,504)	12,558,504

	TOTAL INVESTMENTS - 99.0% (Cost - $36,200,319)	$55,957,370
	OTHER ASSETS LESS LIABILITIES - NET - 1.0%	537,827
	TOTAL NET ASSETS - 100.0%	$56,495,197

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Contracts		Counterparty	Notional	Expiration	Exercise Price	Value
	WRITTEN CALL OPTIONS * - (0.1)%
5	Alphabet, Inc.	Cowen & Co.	$520,000	1/18/2019	$1,040.00	$13,750
195	Celgene Corp.	Cowen & Co.	1,267,500	1/18/2019	65.00	38,415
	TOTAL WRITTEN CALL OPTIONS - (Premiums received - $119,692)					$52,165

*	Non-income producing security.

^	All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at December 31, 2018 is $10,682,653.

+	Subject to written call option.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2018.

***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

The Biondo Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

ASSETS
Investment securities:
At cost	$36,200,319
At value	$55,957,370
Cash	898
Receivable for Fund shares sold	11,963
Receivable for investments sold	660,428
Dividends and interest receivable	23,634
Prepaid expenses & other assets	9,608
TOTAL ASSETS	56,663,901

LIABILITIES
Options written, at value (premiums received $119,692)	52,165
Payable for fund shares redeemed	13,416
Investment advisory fees payable	43,387
Payable to related parties	15,139
Distribution (12b-1) fees payable	12,205
Accrued audit fees	16,965
Accrued expenses and other liabilities	15,427
TOTAL LIABILITIES	168,704
NET ASSETS	$56,495,197

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$36,043,859
Accumulated earnings	20,451,338
NET ASSETS	$56,495,197

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$56,495,197
Shares of beneficial interest outstanding	3,379,509
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$16.72	(b)

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

(b)	The NAV shown differs from the traded NAV on December 31, 2018 due to financial statement adjustments.

See accompanying notes to financial statements.

The Biondo Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $248 foreign taxes withheld)	$90,760
Interest	83,361
TOTAL INVESTMENT INCOME	174,121

EXPENSES
Investment advisory fees	447,900
Distribution (12b-1) fees - Investor Class	96,880
Administration fees	51,869
Fund accounting fees	28,625
Registration fees	24,792
Transfer agent fees	22,498
Interest expense	19,751
Trustees’ fees and expenses	16,948
Legal fees	15,008
Compliance officer fees	13,153
Shareholder reporting expense	11,688
Custody fees	7,900
Audit fees	7,827
Insurance expense	902
Shareholder service fees	1,095
Other expenses	1,428
TOTAL EXPENSES	768,264

Less: Fees waived by the Advisor	(75,415)

NET EXPENSES	692,849
NET INVESTMENT LOSS	(518,728)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on transactions from:
Investments	4,738,600
Options written	417,155
Net realized gain	5,155,755

Net change in unrealized appreciation on:
Investments	(8,708,406)
Options written	67,527
Net change in unrealized appreciation	(8,640,879)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,485,124)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,003,852)

See accompanying notes to financial statements.

The Biondo Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017

FROM OPERATIONS
Net investment loss	$(518,728)	$(566,312)
Net realized gain from investments and options written	5,155,755	2,911,052
Net change in unrealized appreciation (depreciation) of investments and options written	(8,640,879)	4,391,431
Net increase (decrease) in net assets resulting from operations	(4,003,852)	6,736,171

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	—	(3,210,079)
Total distributions paid *	(3,637,864)	—
Total distributions to shareholders	(3,637,864)	(3,210,079)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,485,917	2,618,759
Proceeds from shares issued in connection with acquisition of Biondo Growth Fund (note 10)	34,521,879	—
Payments for shares redeemed	(3,784,990)	(4,029,049)
Net asset value of shares issued in reinvestment of distributions	3,577,249	3,065,284
Redemption fee proceeds	377	915
Net increase in net assets from shares of beneficial interest	36,800,432	1,655,909

TOTAL INCREASE IN NET ASSETS	29,158,716	5,182,001

NET ASSETS
Beginning of Year	27,336,481	22,154,480
End of Year **	$56,495,197	$27,336,481

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	128,403	153,197
Shares issued in connection with the acquisition of Biondo Growth Fund (note 10)	1,610,222	—
Shares Reinvested	207,017	182,132
Shares Redeemed	(198,700)	(240,853)
Net increase in shares of beneficial interest outstanding	1,746,942	94,476

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes undistributed net investment loss of $0 as of December 31, 2017.

See accompanying notes to financial statements.

The Biondo Focus Fund
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

					Investor Class
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	December 31,		December 31,		December 31,	December 31,		December 31,
	2018		2017		2016	2015		2014

Net asset value, beginning of year	$16.74		$14.40		$14.20	$16.18		$13.92
Activity from investment operations:
Net investment loss (1)	(0.25)		(0.38)		(0.33)	(0.33)		(0.35)
Net realized and unrealized gain (loss) on investments and option transactions	1.37	(8)	4.90		0.53	(1.65)		2.60
Total income (loss) from investment operations	1.12		4.52		0.20	(1.98)		2.25
Paid-in-Capital from redemption fees (1)	0.00	(2)	0.00	(2)	0.00 (2)	0.00	(2)	0.01
Less distributions from:
Net realized gains	(1.14)		(2.18)		—	—		—
Total distributions	(1.14)		(2.18)		—	—		—
Net asset value, end of year	$16.72		$16.74		$14.40	$14.20		$16.18
Total return (3)	6.47	% (6)	31.29	% (6)	1.41%	(12.24	)% (4)	16.24%
Net assets, end of year (in 000s)	$56,495		$27,336		$22,154	$25,407		$32,613
Ratio of gross expenses to average net assets including interest expense (5)	1.98%		2.75%		3.17%	2.62%		2.65%
Ratio of gross expenses to average net assets excluding interest expense (5)	1.93%		2.45%		2.59%	2.36%		2.34%
Ratio of net expenses to average net assets including interest expense	1.78%		2.55%		3.14%	2.62%		2.65%
Ratio of net expenses to average net assets excluding interest expense	1.73	% (7)	2.25%		2.56%	2.36%		2.34%
Ratio of net investment loss to average net assets	(1.34)%		(2.20)%		(2.55)%	(2.06)%		(2.27)%
Portfolio turnover rate	56%		48%		60%	55%		52%

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the year.

(2)	Amount represents less than $0.01 per share.

(3)	Total return represents aggregate total return based on Net Asset Value. Total returns would have been lower absent waived fees and reimbursed expenses. Total returns are historical in nature and assume changes in share price. The returns shown exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total return would have been lower.

(4)	There was no effect on total return due to a trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset may differ from the net asset values and returns for shareholder processing.

(7)	Effective June 1, 2018, the expense limitation was reduced to 1.50%.

(8)	Net realized and unrealized gain on investments and option transactions does not accord with the amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

The Biondo Focus Fund (the “Fund) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), an open-end management investment companies. The Fund currently offers Investor Class shares.

The Biondo Focus Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of US companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of US companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (ASU) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors,

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$800,050	$—	$—	$800,050
Common Stock & Warrants	42,598,816	—	—	42,598,816
Short-Term Investment	12,558,504	—	—	12,558,504
Total	$55,957,370	$—	$—	$55,957,370
Liabilities*	Level 1	Level 2	Level 3	Total
Call Options Written	$52,165	$—	$—	$52,165
Total	$52,165	$—	$—	$52,165

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund that are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017), or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The fair value of written options at December 31, 2018 is $52,165 included under “Options written, at value” on the Statement of Assets and Liabilities.

Liabilities
		Location of Derivatives on
Derivative	Primary Risk	Statement of Assets and	Fair Value of
Investment Type	Exposure	Liabilities	Liability Derivative
Options Written	Equity	Options written, at value	$52,165

For the year ended December 31, 2018, the Fund had a net realized gain of $417,155 and change in unrealized appreciation of $67,527 on written options subject to equity price risk. These realized gains are included in the line items marked “Net realized gain on transactions from options written” and “Net change in unrealized appreciation on options written” on the Statement of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity.

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Purchases	Sales
$19,906,632	$22,175,173

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2018 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation(depreciation) of securities, are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$36,146,283	$20,405,252	$(646,330)	$19,758,922

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Biondo Investment Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% the Fund’s average daily net assets.

Prior to June 1, 2018 the management fee for the Fund was 1.50%. For the year ended December 31, 2018, the Advisor earned fees of $447,900 for its service to the Fund.

Effective June 1, 2018, pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2020, to waive a portion of its advisory fee and has agreed to reimburse a portion of the Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed 1.50% per annum of the Fund’s average daily net assets. This amount will herein be referred to as the “expense limitation.” Prior to June 1, 2018 the expense limit was 2.25%. For the year ended December 31, 2018, the Advisor waived fees in the amount of $75,415 for the Fund pursuant to the Waiver Agreement and a prior expense limitation agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement (or a prior expense limitation agreement), and the applicable Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years or prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

As of December 31, 2018, the Advisor had $132,127 of waived expenses that may be recovered by the following dates:

December 31, 2019	December 31, 2020	December 31, 2021	Total
$5,566	$51,146	$75,415	$132,127

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (or “Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for the Fund. Pursuant to the Plan, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2018, the Fund was charged $96,880 pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares. For the year ended December 31, 2018, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	BANK LINE OF CREDIT

The Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (“the Bank”) for the purpose of investment purchases, subject to the limitations of the 1940 Act for borrowings. The Fund has until June 1, 2020 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of i) the lender’s prime rate minus 0.50% or ii) 3.00% per annum at the time of borrowing. During the year ended December 31, 2018, the Fund incurred $19,751 of interest expense related to the borrowings. Average borrowings and the average interest rate for the period the Fund held the line of credit were $452,054 and 4.20%. The largest outstanding borrowing during the year ended December 31, 2018 was $999,999. As of December 31, 2018, the Fund had no outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

lien on all securities of any kind or description pledged by the Fund. As of December 31, 2018, the Fund had $10,682,653 in securities pledged as collateral for the line of credit.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2018, the Fund assessed $377 in redemption fees.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, National Financial Services LLC held approximately 86.8% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also owned beneficially.

9.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2018 and December 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Long-Term Capital Gains	$3,637,864	$3,210,079

As of December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Other		Total
Long-Term	Book/Tax	Unrealized	Accumulated
Capital Gains	Differences	Appreciation	Earnings
$907,732	$(215,316)	$19,758,922	$20,451,338

The difference between book basis and tax basis accumulated net investment loss, unrealized appreciation and accumulated net realized gains from security and options transactions is primarily attributable to the tax deferral of losses on wash sales and straddles. Amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, and tax adjustments related to the merger of the Fund with the Biondo Growth Fund, resulted in reclassification for the Fund for the year ended December 31, 2018 as follows:

Accumulated
Paid In Capital	Earnings (Losses)
$(203,019)	$203,019

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

10.	FUND REORGANIZATION

On September 26, 2018, the Fund acquired the assets and certain liabilities of The Biondo Growth Fund (the “Acquired Fund”), pursuant to a plan of reorganization, approved by the Board of Trustees of the Trust, of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

		Total Net	Total Net
	Shares	Assets of the	Assets of the
	issued by the	Acquired	Fund after
Acquired Fund	Fund	Fund	Merger
Biondo Growth Fund	1,610,222	$34,521,879	$69,425,990

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.7663 of the Investor Shares of the Fund.

The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $16,456,901. Total net assets of the Fund immediately after the transfer were $69,425,990. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Assuming the Reorganization had been completed on January 1, 2018, the beginning of the annual reporting period for the Fund, The Fund’s pro forma results of operations (unaudited) for the year ended December 31, 2018 are as follows:

Net Investment Loss	$(744,098)
Net Realized and Unrealized Gain on Investments	18,866,073
Net Increase in Net Assets Resulting from Operations	18,121,975

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on September 26, 2018.

11.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

In August 2018, FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of this ASU and any impact on the financial statement disclosures.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of The Biondo Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Biondo Focus Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania
February 28, 2019

The Biondo Focus Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2018

As a shareholder of The Biondo Focus Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Biondo Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	7/1/18	12/31/18	7/1/18 – 12/31/18	7/1/18 – 12/31/18
The Biondo Focus Fund	$1,000.00	$925.40	$7.28	1.50%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical (5% return before	Account Value	Account Value	During Period**	During Period
expenses)	7/1/18	12/31/18	7/1/18 – 12/31/18	7/1/18 – 12/31/18
The Biondo Focus Fund	$1,000.00	$1,017.64	$7.63	1.50%

*	“Actual” expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

The Biondo Focus Fund
RENEWAL OF ADVISORY AGREEMENT (Unaudited)
December 31, 2018

Biondo Focus Fund (Adviser – Biondo Investment Advisors, LLC)*

In connection with the regular meeting held on September 26-27, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Biondo Investment Advisors, LLC (“Biondo”) and the Trusts, with respect to the Biondo Focus Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Biondo was founded in 2004 and managed approximately $568 million in assets providing a variety of financial planning and advisory services to individuals and institutional clients. The Trustees reviewed the background information of the key investment professionals servicing the Fund and noted their satisfaction with the team’s educational background and the investment team’s diverse financial industry experience noting that the team has been managing assets long before Biondo was founded. The Trustees reviewed the adviser’s investment process, including its research and due-diligence process, with respect to the Fund. The Trustees acknowledged that the adviser’s investment process was based on fundamental research and analysis, focusing on companies that had the potential for high earnings growth. The Trustees noted that while the adviser managed an equity-based, concentrated portfolio and did not focus on traditional hedging strategies, the adviser was fully aware how market volatility could affect the Fund, and believed in its fundamental research and sell discipline, which was triggered by identification of underperforming securities and monitoring liquidity and leverage. The Trustees agreed that the labor required to support the Fund’s investment process required deep experience and was a benefit to the Fund’s shareholders. The Trustees discussed the adviser’s broker selection criteria. Consistent with the report of the Trust’s CCO, the Trustees noted no material compliance or litigation issues since approval of the previous advisory contract. The Trustees concluded that the services provided were of high quality.

Performance. The Trustees noted that the Fund was highly concentrated and tended to be volatile. The Trustees noted that over the past year, the Fund had outperformed the S&P 500, its peer group median and the Large Growth Morningstar category median, but had underperformed the same

The Biondo Focus Fund
RENEWAL OF ADVISORY AGREEMENT (Unaudited) (Continued)
December 31, 2018

three over the past three years. The Trustees considered the adviser’s acknowledgment of the longer-term underperformance noting that the recent good performance may be the result of enhanced risk management processes, limiting the historically high volatility levels. The Trustees concluded that the adviser had been consistent in implementing the Fund’s strategy since its inception, and should be given the opportunity to continue to seek positive performance for shareholders.

Fees and Expenses. The Trustees noted that the adviser charged an advisory fee to the Fund of 1.0% (reduced in June 2018), which was higher than both its Morningstar category median and its peer group median. They further discussed the Fund’s net expense ratio, noting that it was higher than both of its peer group and Morningstar category median’s. The Trustees considered the adviser’s explanation that concentration, the use of derivatives, the use of leverage, and the Fund’s small size were all contributing factors to the high expense ratio. The Trustees also noted that the adviser had agreed to an expense cap of 1.5% through April 2020. After discussion, the Trustees concluded that the advisory fee charged by Biondo was not unreasonable.

Profitability. The Trustees considered the profits realized by the adviser in connection with the advisory services rendered to the Fund and whether the adviser’s profitability related to the Fund was a fair entrepreneurial amount with respect to the advisory services provided to the Fund. The Trustees also considered the benefits realized by the adviser from its relationship with the Fund. The Trustees concluded that based on the profitability information provided by the adviser, the adviser realized a modest profit (in actual dollars) from its relationship with Biondo Focus and that its profit was not excessive.

Economies of Scale. The Trustees noted that current assets had grown from $25.3 million to $31.2 million in one year. After discussion, the Trustees noted that the adviser expected the Fund to grow to $50 million over the next year, with a long-term goal of $100 million. The Trustees agreed that based on the current and anticipated size of the Fund and recent improved performance, the adviser’s economies of scale would be revisited at the next renewal and if the size of the Fund continued to increase.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded renewal of the advisory agreement was in the best interests of the shareholders of the Biondo Focus Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Biondo Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/18 – NLFT_v1

The Biondo Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 -2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund in the Trust advised by the Fund’s adviser. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-672-9152.

12/31/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR
Biondo Investment Advisors, LLC
540 Routes 6 & 209, PO Box 909
Milford, PA 18337

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, Ny 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Dec 2018 - $ 14,500

Dec 2017 - $ 29,000

Dec 2016 - $ 29,000

Dec 2015 - $ 29,000

Dec 2014 - $ 29,000

Dec 2013 - $28,500

Dec 2012 - $28,000

Jan 2012 - $ 28,000

2011 - $ 28,000

(b)	Audit-Related Fees

Dec 2018 - None

Dec 2017 - None

Dec 2016 - None

Dec 2015 - None

Dec 2014 - None

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

(c)	Tax Fees

2018 - $ 2,200

2017 - $ 4,400

2016 - $ 4,400

2015 - $ 4,000

2014 - $ 4,000

2013 – $ 4,000

2012 – $ 4,000

2011 – $ 4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Dec 2018 - None

Dec 2017 - None

Dec 2016 - None

Dec 2015 - None

Dec 2014 - None

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	Dec 2018	Dec 2017	Dec 2016	Dec 2015	Dec 2014	Dec 2013	Dec 2012
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Dec 2018 - $2,200

Dec 2017 - $4,400

Dec 2016 - $4,400

Dec 2015 - $4,000

Dec 2014 - $4,000

Dec 2013 - $4,000

Dec 2012 - $4,000

Jan 2012 - $ 4,000

2011 - $ 4,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/4/2019

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 3/4/2019